Exhibit 10.20

TRUMP ENTERTAINMENT RESORTS, INC.
AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT dated as of March 30, 2011 to REGISTRATION RIGHTS AGREEMENT dated as of July 16, 2010 (the “Registration Rights Agreement”) by and among TRUMP ENTERTAINMENT RESORTS, INC., a Delaware corporation (the “Company”), and the undersigned Backstop Parties (as defined in the Registration Rights Agreement), being holders of common stock of TER (capitalized terms used but not defined herein having the meanings set forth in the Registration Rights Agreement).
WHEREAS, in connection with the Company's Joint Plan of Reorganization (the “Plan”) under Chapter 11 of the United States Bankruptcy Code, which Plan became effective on July 16, 2010, the Company agreed to provide certain registration rights, as set forth in the Registration Rights Agreement, for the benefit of the Backstop Parties and certain other investors who purchased shares of Common Stock pursuant to the Plan;
WHEREAS, the Registration Rights Agreement permits the Registration Rights Agreement to be amended or modified, and waivers of the provisions of the Registration Rights Agreement to be granted, with the consent of the Company and Backstop Parties holding a majority of the shares of Common Stock held by all the Backstop Parties;
WHEREAS, the Company's Board of Directors has requested that the Backstop Parties agree to amend the Registration Rights Agreement (i) to permit the Company to withdraw the “shelf” Registration Statement previously filed by the Company with the Securities and Exchange Commission (the “Commission”) on August 16, 2010 pursuant to the provisions of the Registration Rights Agreement and (ii) to provide that the obligation of the Company to register the Registrable Securities for resale pursuant to Rule 415 under the Securities Act shall be deferred as set forth in this Amendment;
WHEREAS, the undersigned Backstop Parties are willing to agree to such request of the Company;
NOW, THEREFORE, in consideration of the premises and of the mutual consents and obligations hereinafter set forth, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
1. Section 3(a) of the Registration Rights Agreement is hereby amended and restated, effective as of the Amendment Effective Date (as defined below), to read in its entirety as follows:
“(a)     Shelf Registration. The Company shall:
(i)cause to be filed a “shelf” Registration Statement pursuant to Rule 415 under the Securities Act not later than the Shelf Filing Deadline (as defined below), which Registration Statement shall provide for resales of all Registrable Securities the Holders of which shall have provided such information as the Company may reasonably request for use in connection with such Registration Statement as required pursuant to Section 3(c) hereof; and

(ii)use its commercially reasonable efforts to cause such Registration Statement to be declared effective by the Commission as promptly as possible (unless it becomes effective automatically upon filing), and in any event within 60 days after the Shelf Filing Deadline (or if such 60th day is not a Business Day, the next succeeding Business Day);
provided, however, that if Backstop Parties holding 66-2/3% of the shares of Common Stock held by all the Backstop Parties (the “Requisite Backstop Parties”) so elect by written notice to the Company prior to the Shelf Filing Deadline, the Company shall not file such Registration Statement.
In the event that the Requisite Backstop Parties suspend the filing of such Registration Statement prior to the Shelf Filing Deadline, the Requisite Backstop Parties shall have the right to request in writing that the Company cause to be filed a “shelf” Registration Statement with respect to the Registrable Securities in accordance with the terms of this Agreement, at any time after the Shelf Filing Deadline upon no less than 60 days' prior written notice to the Company.
As used herein, “Shelf Filing Deadline” shall mean the earlier of (i) April 15, 2012 and (ii) the date that is 60 days after the receipt by the Company of written requests from the Requisite Backstop Parties requesting that the Company cause to be filed a “shelf” Registration Statement with respect to the Registrable Securities in accordance with the terms of this Agreement, provided, however, that the Requisite Backstop Parties shall not be permitted to make such request prior to July 16, 2011.
With respect to any Registration Statement filed by the Company with the Commission prior to the Shelf Filing Deadline, the Company shall be permitted, in the discretion of the Company's Board of Directors, to withdraw such Registration Statement at any time.
2.    The Backstop Parties executing this Amendment acknowledge that the “shelf” Registration Statement previously filed by the Company with the Commission on August 16, 2010, pursuant to the provisions of the Registration Rights Agreement, may be withdrawn by the Company at any time on or after the Amendment Effective Date, in the sole discretion of the Company's Board of Directors. The Company and the Backstop Parties executing this Amendment acknowledge that, as a result of the deferral of the requirement to file a Registration Statement under the Securities Act to register the Registrable Securities for resale, it will not be practical to seek a listing of the Company's common stock on the Nasdaq Stock Market, the New York Stock Exchange or any other national securities exchange until after a Registration Statement is filed and becomes effective.
3.    Each Backstop Party executing this Amendment confirms (i) that the number of shares of Common Stock held or beneficially owned by such Backstop Party as of the date hereof is accurately set forth on such Backstop Party's signature page and (ii) that such Backstop Party has the power and authority to execute this Amendment with respect to the shares of Common Stock set forth on such Backstop Party's signature page.
4.    Nothing contained in this Amendment shall be deemed a consent by any party to any future amendment or modification to the Registration Rights Agreement.
5.    Except as amended hereby, the Registration Rights Agreement shall remain in full force and effect in accordance with its terms.
6.    This Amendment shall become effective on the first date (the “Amendment Effective Date”) on which the Company has received executed counterparts of this Amendment from Backstop Parties holding a majority of the shares of Common Stock held by all the Backstop Parties.
7.    This Amendment may be executed in any number of counterparts, all of which will be considered one and the same agreement (it being understood that each party need not sign the same counterpart).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

COMPANY:

TRUMP ENTERTAINMENT RESORTS, INC.

By:
Name:
Title:

AVENUE NJ ENTERTAINMENT, LLC

By: Avenue NJ Entertainment Holdings, LLC,
its managing member

By:
Name:
Title:

Number of Shares Held: _____________________

CONTRARIAN FUNDS, LLC

By:Contrarian Capital Management, LLC, as manager

By:
Name:
Title:

Number of Shares Held: _____________________

GOLDENTREE ASSET MANAGEMENT, LP, as investment advisor on behalf of certain of its managed funds

By:
Name:
Title:

Number of Shares Held: _____________________

INTERSTATE 15 HOLDINGS, L.P.

By: Oaktree Fund, GP, LLC
Its: General Partner

By: Oaktree Fund GP I, L.P.
Its: Managing Member

By:
Name:
Title:

Number of Shares Held: _____________________

KINGS ROAD HOLDINGS XIV LTD.

By:Polygon Equities Partners LLP, as investment manager

By:
Name:
Title:

Number of Shares Held: _____________________